UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

 MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-8791

StockCar Stocks Mutual Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

200 Mansell Court East, Suite 430

Roswell, GA 30076

(Address of Principal Executive Offices)                  (Zip Code)

Summit Services, Inc.

200 Mansell Court East, Suite 430

Roswell, GA 30076

(Name and Address of Agent for Service)

With copy to:

Rabil, Ropka, Kingett, & Hatzell, LLC

215 Fries Mill Road

Turnersville, New Jersey 08012

Registrant’s Telephone Number, including Area Code:   1-800-494-2755

Date of fiscal year end: September 30

Date of reporting period: March 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Semi-Annual Report

(Unaudited)

StockCar Stocks Index Fund

March 31, 2008

            The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	StockCar Stocks Index Fund
	Schedule of Investments
	March 31, 2008 (Unaudited)

Shares		Value

COMMON STOCKS - 85.79%

Amusement and Recreation Services - 6.47%
14,565	Dover Motorsports, Inc.	$ 89,720
2,500	International Speedway Corp. Class A *	103,000
2,300	RC2 Corp. *	48,231
2,700	Speedway Motorsports, Inc.	67,689
		308,640
Auto Parts Retailers - 1.56%
8,000	CSK Auto Corp. *	74,480

Banks - 1.57%
1,980	Bank of America Corp.	75,062

Beverages - 1.63%
1,175	Brown Forman Corp. - ADR	77,808

Building Materials, Hardware and Garden Supply - 3.11%
2,600	Home Depot, Inc.	72,722
3,300	Lowes Companies, Inc.	75,702
		148,424
Business Services - 1.93%
4,275	Aaron Rents, Inc.	92,084

Chemicals and Allied Products - 2.06%
2,100	E.I. Du Pont De Nemours And Co.	98,196

Communications - 2.75%
2,475	AT&T Corp.	94,793
5,451	Sprint Nextel Corp.	36,467
		131,260
Crude Petroleum & Natural Gas - 2.10%
1,450	Royal Dutch Shell Plc. - ADR *	100,021

Electronic & Other Electrical Equipment, Except Computers - 6.46%
9,600	Infineon Technologies AG - (Germany) ADR *	67,392
19,500	Sirius Satellite Radio, Inc. *	75,075
2,550	Sony Corp. *	78,137
3,575	Texas Instruments, Inc.	87,637
		308,241
Food and Kindred Products - 13.82%
2,000	Anheuser-Busch Companies, Inc.	94,900
1,225	Coca-Cola Co.	74,566
1,350	Diageo Plc. - (United Kingdom) ADR	109,782
1,750	General Mills, Inc. (Cheerios)	104,790
2,050	Kellogg Co.	107,748
1,325	Molson Coors Brewing Co.	69,655
1,360	Pepsico, Inc.	98,192
		659,633
General Merchandise Stores - 3.44%
6,500	Office Depot, Inc. *	71,825
1,825	Target Corp.	92,491
		164,316
Heating Equiptment - 1.09%
750	Fortune Brands, Inc.	52,125

Industrial And Commercial Machines - 3.94%
1,275	Black & Decker Corp.	84,278
1,325	Caterpillar, Inc.	103,734
		188,012
Motor Freight Transportation and Warehousing - 3.95%
950	Fedex Corp.	88,037
1,375	United Parcel Service, Inc. - Class B	100,402
		188,439
Motor Vehicles & Passenger Car Bodies - 1.69%
800	Toyota Motor Corp. - (Japan) ADR *	80,712

Petroleum Refining and Related Industries - 7.31%
825	Chevron Corp.	70,422
1,350	Exxon Mobil Corp.	114,183
1,700	Marathon Oil Corp.	77,520
1,650	Sunoco, Inc.	86,576
		348,701
Pharmaceutical Preparation - 1.78%
2,000	Glaxosmithkline Plc. (United Kingdom) ADR	84,860

Printing, Publishing, and Allied Industries - 1.84%
4,625	News Corp. Class B	88,060

Property & Casualty Insurance - 1.94%
1,925	Allstate Corp.	92,515

Rubber And Miscellaneous Products - 3.00%
2,400	Goodyear Tire & Rubber Co. *	61,920
3,560	Newell Rubbermaid, Inc.	81,417
		143,337
Services - Miscellaneous Amusement & Recreation - 1.97%
3,000	Walt Disney Co.	94,140

Surgery & Medical Instruments - 2.20%
1,325	3M Co.	104,874

Transportation Equipment - 5.33%
15,500	Ford Motor Co. *	88,660
4,150	General Motors Corp.	79,057
2,150	Genuine Parts Co. (Napa)	86,473
		254,190
Wholesale Trade - Non-Durable - 2.87%
2,900	Ashland, Inc.	137,170

TOTAL FOR COMMON STOCKS (Cost $3,927,951) - 85.79%		$ 4,095,300

UNIT INVESTMENT TRUSTS - 3.18%
1,150	Standard & Poors Depository Receipts	151,766

TOTAL FOR UNIT INVESTMENT TRUSTS (Cost $148,096) - 3.18%		$ 151,766

SHORT TERM INVESTMENTS - 10.55%
503,754	First American Prime Obligation Fund Class Y 2.83% ** (Cost $503,754)	503,754

TOTAL INVESTMENTS (Cost 4,579,801) - 99.53%		$ 4,750,820

OTHER ASSETS LESS LIABILITIES - 0.47%		22,554

NET ASSETS - 100.00%		$ 4,773,374

* Non-income producing securities during the year.
ADR - American Depositary Receipts
** The rate shown represents the yield at March 31, 2008.
The accompanying notes are an integral part of these financial statements.

StockCar Stocks Index Fund
Statement of Assets and Liabilities
March 31, 2008 (Unaudited)

Assets:
Investments in Securities, at Value (Cost $4,579,801)	$ 4,750,820
Receivables:
Dividends and Interest	6,932
Due From Advisor	13,018
Prepaid Expenses	12,848
Total Assets	4,783,618
Liabilities:
Other Accrued Expenses	10,244
Total Liabilities	10,244
Net Assets	$ 4,773,374

Net Assets Consist of:
Paid In Capital	$ 4,731,525
Accumulated Undistributed Net Investment Loss	(17,608)
Accumulated Undistributed Realized Loss on Investments	(111,561)
Unrealized Appreciation in Value of Investments	171,018
Net Assets, for 255,960 Shares Outstanding, 500,000,000 shares authorized
with a $0.001 par value per share	$ 4,773,374

Net Asset Value Per Share	$ 18.65

The accompanying notes are an integral part of these financial statements.

StockCar Stocks Index Fund
Statement of Operations
For the six months ended March 31, 2008 (Unaudited)

Investment Income:
Dividends (net of foreign tax withheld of $87)	$ 46,922
Interest	4,464
Total Investment Income	51,386

Expenses:
Advisory Fees (Note 3)	17,166
Legal Fees	15,022
Transfer Agent Fees	11,531
Administrative Fees	10,563
Audit Fees	6,519
Registration Fees	3,510
Custody Fees	3,449
Printing and Mailing Fees	2,566
Insurance Fees	940
Miscellaneous Fees	851
Total Expenses	72,117
Fees Waived and Reimbursed by the Advisor (Note 3)	(32,473)
Net Expenses	39,644

Net Investment Income	11,742

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	7,925
Net Change in Unrealized Depreciation on Investments	(920,911)
Net Realized and Unrealized Loss on Investments	(912,986)

Net Decrease in Net Assets Resulting from Operations	$ (901,244)

The accompanying notes are an integral part of these financial statements.

	(Unaudited)
	For the Six	For the Year
	Months Ended	Ended
	3/31/2008	9/30/2007
Increase in Net Assets From Operations:
Net Investment Income	$ 11,742	$ 53,595
Net Realized Gain on Investments	7,925	290,900
Net Change in Unrealized Depreciation on Investments	(920,911)	409,368
Net Increase (Decrease) in Net Assets Resulting from Operations	(901,244)	753,863

Distributions to Shareholders from:
Net Investment Income	(38,795)	(62,005)
Net Realized Gains on Investments	(290,879)	(333,562)
Total Distributions	(329,674)	(395,567)

Capital Share Transactions:
Proceeds from Sale of Shares	65,372	190,793
Shares Issued on Reinvestment of Dividends	325,512	389,786
Redemption Fees	0	0
Cost of Shares Redeemed	(274,157)	(664,491)
Net Increase (Decrease) from Shareholder Activity	116,727	(83,912)

Net Assets:
Net (Decrease) in Net Assets	(1,114,191)	274,384
Beginning of Period	5,887,565	5,613,181
End of Period (Including accumulated Undistributed Net Investment
Income (Loss) of $(17,611) and $9,455, respectively)	$ 4,773,374	$ 5,887,565

Share Transactions:
Issued	3,186	8,192
Reinvested	15,917	17,479
Redeemed	(13,488)	(28,248)
Net Decrease in Shares	5,615	(2,577)
Shares Outstanding at Beginning of Period	250,345	252,922
Shares Outstanding at End of Period	255,960	250,345

The accompanying notes are an integral part of these financial statements.

StockCar Stocks Index Fund
Financial Highlights
Selected data for a share outstanding throughout each year.

	(Unaudited)
	For the Six
	Months Ended		For the Years Ending
	3/31/2008		9/30/2007	9/30/2006		9/30/2005		9/30/2004

Net Asset Value, at Beginning of Period	$ 23.52		$ 22.19	$ 21.92		$ 19.60		$ 17.10

Income From Investment Operations:
Net Investment Income	0.05		0.21	0.09	*	0.05	*	0.01
Net Gain (Loss) on Securities (Realized and Unrealized)	(3.58)		2.72	0.47		2.28		2.58
Total from Investment Operations	(3.53)		2.93	0.56		2.33		2.59

Distributions:
Net Investment Income	(0.16)		(0.25)	(0.06)		(0.01)		0.09
Realized Gains	(1.18)		(1.35)	0.23		-		-
Total from Distributions	(1.34)		(1.60)	(0.29)		(0.01)		(0.09)

Redemption Fees **	0.00		0.00	0.00		0.00		0.00

Net Asset Value, at End of Period	$ 18.65		$ 23.52	$ 22.19		$ 21.92		$ 19.60

Total Return ***	-15.52%		13.58%	2.61%		11.89%		15.18%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 4,773		$ 5,888	$ 5,613		$ 5,943		$ 5,435
Before Waivers
Ratio of Expenses to Average Net Assets	2.73%	(a)	2.42%	2.75%		2.57%		4.44%
After Waivers
Ratio of Expenses to Average Net Assets	1.50%	(a)	1.50%	1.50%		1.50%		1.50%
Ratio of Net Investment Income to Average Net Assets	0.45%	(a)	0.90%	0.41%		0.21%		0.03%
Portfolio Turnover	8.19%		14.84%	18.12%		14.52%		14.00%

* Per share net investment income has been determined on the basis of average shares outstanding during each year.
** Amount calculated is less than $0.005.
*** Assumes reinvestment of dividends.
(a) Annualized

The accompanying notes are an integral part of these financial statements.

STOCKCAR STOCKS INDEX FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2008 (Unaudited)

1. ORGANIZATION

StockCar Stocks Mutual Fund, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on May 18, 1998, and consists solely of StockCar Stocks Index Fund (the “Fund”). The Company is registered as an open-end diversified management investment company of the “series” type under the Investment Company Act of 1940 (the “1940 Act”). The Fund became effective with the Securities and Exchange Commission on September 18, 1998 and commenced operations on October 1, 1998. The Fund’s investment strategy is to emphasize growth of capital and current income by investing in the companies of the StockCar Stocks IndexTM (the “Index”). The Index consists of 53 companies that support NASCAR’s Nextel Cup Series. The companies in the Index either sponsor NASCAR Nextel Cup racing teams or races, or they earn money from NASCAR Nextel Cup events.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation, Transactions, and Related Investment Income

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on a specific identification basis.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on stock exchanges or in the over-the-counter market are generally valued by the pricing service at the last quoted sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last bid price.   Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market.  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates.  Debt securities with maturities of sixty (60) days or less may be valued at amortized cost.

Dividends and Distributions to Shareholders

Dividends and distributions, if any, will be declared and distributed at least annually. However, the Directors may decide to declare dividends and distributions at other intervals.  Dividends and distributions to shareholders are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences may result in reclassifications among capital accounts and may affect the per-share allocation between net investment income, and realized and unrealized gains (losses). Any taxable income or gain of the Fund remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Fund.

 STOCKCAR STOCKS INDEX FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2008 (Unaudited)

Federal Income Taxes

For federal income tax purposes, the Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Expenses

Expenses directly attributable to the Fund are charged to operations. The Fund pays the expenses of its Directors who are not affiliated persons of Summit Wealth Management, Inc. (the “Adviser”) or the Company. The Directors of the Fund were not paid any compensation for the six months ended March 31, 2008.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported assets and liabilities, and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

3. INVESTMENT ADVISORY AGREEMENTS AND OTHER RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

Summit  Wealth  Management,  Inc.,  (the  "Adviser")  provides investment advice  and,  in  general,  supervises the Company's management and  investment program.  The Adviser became the investment adviser to the Fund on October 29, 2004.

The Investment Advisory Agreement, dated as of October 29, 2004, between the Adviser and the Company provides that the Adviser will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendations of the Adviser.  The Agreement provides that the Adviser is not protected against any liability to the Fund or its security holders for which the Adviser shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Agreement or the violation of any applicable law. For its services, the Adviser receives an annual fee of 0.65% of the Fund's average daily net assets.  The total fees incurred for such services for the six months ended March 31, 2008 were $17,166, all of which were waived.  See Expense Reimbursement Arrangements.

STOCKCAR STOCKS INDEX FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2008 (Unaudited)

The Administrator

Summit Services, Inc. (the "Administrator"), an affiliate of the Adviser, serves as the Fund's administrator and receives compensation from the Fund pursuant to an Administration Agreement dated as of October 29, 2004.    Under that agreement, the Administrator supervises the overall administration of the Fund.  These administrative services include supervising the preparation and filing of all documents required for compliance by the Fund with applicable laws  and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities.  Pursuant to an Accounting Services Agreement dated as of October 29, 2004 between the Administrator and Mutual Shareholder Services, LLC ("MSS"), the Administrator has delegated the performance of the fund accounting services to MSS.

For providing these services, the Administrator receives a fee from the Fund at an annual rate of 0.40% per annum for the first $50,000,000; 0.30% for the next $25,000,000; and 0.20% in excess of $75,000,000 of the Fund's average daily net assets. The total fees incurred for such services for the six months ended March 31, 2008 were $10,563, of which all were waived.  See Expense Reimbursement Arrangements.

Expense Reimbursement Arrangements

During the period October 29, 2004  through  October  29, 2008, the  Adviser  and  the Administrator contractually agreed to waive fees and/or reimburse the  Fund  for  expenses it incurs, but only to the extent necessary to maintain the Fund's total  operating  expenses  (excluding interest, brokerage commissions, taxes, and extraordinary expenses) at 1.50% of the Fund's  average  daily net assets for that period.  The Adviser waived fees of $17,166 and the Administrator waived fees of $10,563 for the six months ended March 31, 2008. The Adviser/Administrator may recover any waived fees or reimbursed operating expenses within the three fiscal years following the year in which such waiver or reimbursement occurs, if the Fund is able to make the payments without exceeding the 1.50% expense limitation. Accordingly, waived/reimbursed expenses of $32,473 and are subject to potential recovery by the Adviser/Administrator until September 30, 2011  and $54,519 are subject to potential recovery by the Adviser/Administrator until September 30, 2010 and waived/reimbursed expenses of $72,062 are subject to potential recovery by the Adviser/Administrator until September 30, 2009 and waived/reimbursed expenses of $50,554 are subject to potential recovery by the Adviser/Administrator until September 30, 2008 for a total recovery of $209,608.

Distribution Agreement

Summit Capital Investment Group, Inc., an affiliate of the Adviser and the Administrator, was selected to be the Fund’s new distributor, but has not yet signed an underwriting agreement with the Fund.

Pursuant to a Plan of Distribution and Services Pursuant to Rule 12b-1 (the “Plan”), the Fund may compensate its distributor for its expenditures in financing any activity primarily intended to result in the sale of Fund Shares and for maintenance and personal service provided to existing shareholders.  The Plan authorizes payments at an annual rate of 0.25% of the Funds average daily net assets to its distributor, dealers and others, for providing personal service and or maintaining shareholder accounts relating to the distributor of the Fund’s shares.

STOCKCAR STOCKS INDEX FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2008 (Unaudited)

Authorization from the FINRA for Summit Capital Investment Group, Inc. to serve as a mutual fund distributor is pending.  Accordingly, no payments were made and no amounts accrued under the plan for the six months ended March 31, 2008.

Custodian

US Bank, N.A. ("USB"), acts as custodian for the Fund.  As such, USB  holds  all securities and cash of the Fund, delivers and receives  payment for securities  sold,  receives  and  pays  for  securities purchased, collects income from investments and performs other duties,  all as directed by officers of the Company.  USB does not exercise any supervisory function over management of  the  Fund,  the  purchase  and  sale  of  securities  or  the   payment  of distributions to shareholders.

Transfer Agency Services

MSS acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company and MSS, dated as of October 29, 2004.  Under the agreement, MSS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services to be rendered as transfer agent, the Fund pays MSS an annual fee, paid monthly, as determined by valuations made as of the close of each business day of the month. For the six months ended March 31, 2008, MSS earned $11,531 for transfer agency services.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of investments other than short-term obligations aggregated $415,658 and $1,029,703, respectively, for the six months ended March 31, 2008.

5. FEDERAL INCOME TAXES

As of March 31, 2008, the cost of investments, gross unrealized appreciation and depreciation of investment securities and components of distributable earnings on a tax basis were as follows:

Cost of investments	$4,579,801
Gross unrealized appreciation	744,093
Gross unrealized depreciation	(573,075)
Net unrealized Appreciation	171,018
Undistributed ordinary income (loss)	(17,608)
Undistributed long-term capital gain (loss)	(111,561)
Total undistributed ordinary income (loss) and long term capital gain (loss)	(129,169)
Total undistributable earnings (losses)	$(300,187)

STOCKCAR STOCKS INDEX FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2008 (Unaudited)

The tax character of distributions paid during the six months and year ended March 31, 2008 and September 30, 2007, respectively, were as follows:

	March 31, 2008	September 30, 2007
Ordinary income	$ 38,795	$ 69,975
Long Term Capital Gain	290,879	325,592
	$329,674	$395,567

The difference between distributions from undistributed ordinary income and undistributed long-term capital gain on a tax basis and distributions from accumulated undistributed net investment income and accumulated net realized gain on investments is due to differing book/tax treatment of short term capital gains.

6.   INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund.  However, based on experience, the Fund expects the risk of loss to be remote.

7.   NEW ACCOUNTING PRONOUNCEMENTS

On July 13, 2006 the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 (FIN 48) "Accounting for the Uncertainty of Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact of the Fund's financial statements has not yet been determined.

In September 2007, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional

STOCKCAR STOCKS INDEX FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2008 (Unaudited)

disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

1.

SUBSEQUENT EVENTS

Summit Wealth Management, Inc. (the “Advisor”) entered into an Asset Purchase Agreement, dated December 4, 2007, with Peak Wealth Opportunities, LLC (“Peak”) to which Peak agreed to purchase the assets of the Advisor which relate to the Advisor’s management of the Fund.  On January 28, 2008, a proxy statement was filed and furnished in connection with the solicitation of proxies by the Board of Directors of the Fund for use at a special meeting of the shareholders of the Fund, which was held on April 4, 2008.  All proposals contained in the proxy statement, including the approval of a new investment advisory agreement with Peak, received the requisite votes of the shareholders of the Fund.

On April 15, 2008, the Advisor and Peak materially completed the terms of the Asset Purchase Agreement and, in connection therewith, any agreements between the Advisor and the Fund were terminated effective this date and replaced with new agreements between Peak and the Fund, as more fully described in the proxy statements.

StockCar Stocks Index Fund
Expense Illustration
March 31, 2008 (Unaudited)

Expense Example

As a shareholder of the StockCar Stocks Index Fund, you incur ongoing costs which typically consist of  management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2007 through March 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2007	March 31, 2008	October 1,2007 to March 31,2008

Actual	$1,000.00	$792.94	$6.74
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.55	$7.59

* Expenses are equal to the Fund's annualized expense ratio of .75%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

PROXY VOTING GUIDELINES (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 494-2755 or (2) from Form N-PX filed by the Fund with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY (Unaudited)

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-494-2755.

TAX INFORMATION (Unaudited)

We are required to advise you within 60 days of the Fund’s fiscal year end regarding the federal tax status of certain distributions paid to shareholders during such fiscal year.  The information below is provided for the fiscal year ended September 30, 2007.

The Fund hereby designates $325,592 of dividends paid during the fiscal year as long term capital gain distributions.

Individual shareholders are eligible for reduced taxes on qualified dividend income.  For purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends.  For purposes of computing this exclusion, all of the dividends paid by the Fund from ordinary income earned during the fiscal year represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRA’s, Keogh-type plans and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information reporting.

Since the information above is reported for the Fund’s fiscal year and not the calendar year, shareholders should refer to their 1099-DIV or other tax information which will be mailed in January 2008 to determine the calendar year amounts to be included on their 2007 tax returns.  Shareholders should consult their tax advisers.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a convened meeting of the Board of Directors, the board had a discussion regarding the renewal of the investment advisory agreement and reviewed the duties of fund directors in renewing investment advisory contracts.  The Board members stated that in renewing the Investment Advisory Agreement (the "Agreement") between the Company and the Adviser, the Board of Directors must consider and evaluate the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of Fund shareholders.

To assist the Board in their renewal of the Agreement, written materials from the Adviser were provided in advance of the meeting for their review.  The Board reviewed the history of the Adviser, including its background and investment management experience.  The Board also reviewed the Fund's performance since inception on December 31, 1998 and since the Adviser began managing the Fund on October 29, 2004, as compared with the S&P 500 Index.  The Fund has provided a return of 4.96% since inception compared to 2.01% for the S&P 500 Index over the comparable time period.  For the one-year period ended June 29, 2006 the Fund had a total return of 3.21% compared to 8.63 for the S&P 500, while for the five-year period ended June 29, 2006, the Fund had a return of 3.93% compared to 2.49% for the S&P 500.  The Adviser also provided comparison information for 12 other funds that invest in specialized industry sectors or indices in a manner similar to that of the Fund (the "Peer Group").  The average five-year return for the Peer Group was 5.16% compared to the Fund's five-year return of 3.93%.  It was noted that while the Fund’s recent performance lagged that of the S&P 500 and its long-term performance was higher than the S&P 500 and the peer group analysis, while important, was difficult to precisely compare to the StockCar Fund because of the widely divergent styles and investment objectives of specialty funds as a rule.  The Board also noted the portfolio manager currently responsible for the day-to-day management of the Fund has managed the Fund since its inception.  As a result, although concerned with the Fund's recent performance, the Board concluded that improvement was possible.

The Board then gave careful consideration to the nature, extent and quality of the services to be provided by the Adviser. The Board analyzed the Adviser's experience and the capabilities of its personnel, as well as the quality of the reports and other materials received from the Adviser.  Taking into account the personnel involved in servicing the Fund, as well as the materials and services described above, the Board expressed satisfaction with the quality of the services received from the Adviser.

Turning to the level of the management fee, the Board were presented with a comparative analysis of advisory fees and expense ratios based on publicly available data.  Included in the comparison were funds in the Peer Group.  The Board noted that the Fund's current expense ratio of 1.50% was higher than the average expense ratio of 1.38% for the Peer Group.  However, the Board also noted that several funds in the Peer Group had expense ratios higher than the Fund’s and also that some of the funds in the peer group were much larger in size and thus were able to achieve greater economies of scale versus the Fund.  Next, the Board noted that the Fund's advisory fee of 0.65% is slightly above the Peer Group average of 0.60%.  Finally, the Board considered the advisory fee paid to the Adviser by other funds and individually managed accounts.  Having considered the comparative data as described above, the Board concluded that the management fee and expense ratio were reasonable.

Next, in reviewing the costs of the services to be provided and the profits to be realized by the Adviser, the Board reviewed the Adviser's financial statements.  The Board noted that the Adviser was operating under an expense limitation agreement with the Fund and was paying approximately $14,000 per year to the Fund.  As a result, the Adviser was not making a profit from the investment advisory services that it provides to the Fund, nor is Summit Services, Inc. making a profit from the administrative services it provides to the Fund.  Finally, the Board discussed the fact that the Adviser may consider a reduction in advisory fees as the assets of the Fund increase.

Thereupon, after further consideration, the Board concluded that the Investment Advisory Agreement was fair and reasonable; that the Adviser's fees are reasonable in light of the services provided to the Fund and the benefits received by the Adviser; and that renewal of the Investment Advisory Agreement would be in the best interests of the Fund.

Investment Adviser

Summit Wealth Management, Inc.

200 Mansell Court E.

Suite 430

Roswell, GA 30076

Transfer Agent

Mutual Shareholder Services

8000 Town Centre Drive, Ste. 400

Broadview Heights, Ohio 44147

Custodian

U.S. Bank

P.O. Box 640994

Cincinnati, Ohio 45264-0994

Counsel

Rabil, Ropka, Kingett, & Hatzell, LLC

215 Fries Mill Road

Turnersville, New Jersey 08012

Independent Registered Public Accounting Firm

Briggs Bunting & Dougherty, LLP

Two Penn Center Plaza, Suite 820

Philadelphia, PA 19102-1732

This report is provided for the general information of the shareholders of the StockCar Stocks Index Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of December 31, 2006 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

StockCar Stocks Mutual Fund, Inc.

By /s/Allan Westcott

President

Date June 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Allan Westcott

President

Date June 20, 2008

By /s/Angelo Alleca

Treasurer

Date June 20, 2008